                                                                    EXHIBIT 10.4

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED UNDER AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.


                                PROMISSORY NOTE
                                ---------------

October 30, 1997                                                        $550,000


          FOR VALUE RECEIVED, ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC., a Delaware corporation (hereinafter called the "BORROWER"), hereby promises to pay to the order of ZANETT LOMBARDIER, LTD. or registered assigns (the "HOLDER") the sum of Five Hundred Fifty Thousand Dollars ($550,000) on July 27, 1998 (the "SCHEDULED MATURITY DATE"), unless extended, at the option of the Borrower exercisable through the delivery of written notice (the "EXTENSION NOTICE") to the Holder and to each other holder (collectively, the "OTHER HOLDERS" and, together with the Holder hereof, the "HOLDERS") of promissory notes (the "OTHER NOTES" and, together with this Note, the "NOTES") issued by the Borrower pursuant to that certain Note Purchase Agreement, dated as of October 30, 1997, by and among the Borrower, the Holder and the other signatories thereto (the "PURCHASE AGREEMENT"), to October 30, 1998 (the "EXTENDED MATURITY DATE"). To be effective, the Extension Notice must be delivered by the Borrower to the Holders on or before the thirtieth (30th) day prior to the Scheduled Maturity Date in the manner specified herein for the giving of notices. The Borrower hereby promises to pay interest on the unpaid principal balance hereof at the rate of twelve percent (12%) per annum from the date hereof (the "ISSUE DATE") until the same becomes due and payable, whether at maturity or upon acceleration or otherwise. Interest shall be calculated based on a three hundred sixty (360) day year, shall commence accruing on the Issue Date and shall be payable at the times and in the manner provided in
Article II hereof. Any amount of principal of or interest on this Note which is not paid when due shall bear interest at a per annum rate (the "PENALTY RATE") equal to the lower of eighteen percent (18%) and the highest interest rate permitted by applicable law from the due date thereof until the same is paid. All payments of principal shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note.

                                   ARTICLE I

                                 NO PREPAYMENT

     1.1  Prepayment.  This Note is not subject to prepayment.
          ----------


                                  ARTICLE II

                             PAYMENTS OF INTEREST

     2.1  Issuance of Shares.
          ------------------

          (a) All payments of interest hereunder shall be payable quarterly in arrears on each of January 28, 1998, April 28, 1998, July 27, 1998 and, if the Borrower has timely delivered an Extension Notice to the Holders in accordance with the terms hereof, October 30 ,1998 (each, an "INTEREST PAYMENT DATE"). All such interest payments shall be payable by the Borrower through the delivery to the Holder of fully paid and non-assessable shares of Class A Common Stock, par value $.01 per share, of the Borrower as such stock exists on the date of issuance of this Note, or any shares of capital stock of the Borrower into which such stock shall hereafter be changed or reclassified (the "COMMON STOCK"), at the Conversion Price (as defined below) then in effect. Such shares of Common Stock shall be delivered by the Borrower to the Holder within five (5) business days after the applicable Interest Payment Date. The Borrower shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of the shares of Common Stock as payment of interest hereunder.

          (b) The number of shares of Common Stock to be issued on any Interest Payment Date shall be determined by dividing (i) the product of (A) the principal amount of this Note, multiplied by (B) a fraction (x) the numerator of which is the number of days elapsed since the date of issuance of this Note or the last Interest Payment Date, as applicable, and (y) the denominator of which is 360, multiplied by (c) 0.12, by (ii) the Conversion Price in effect on the Interest Payment Date. If any calculation in accordance with the preceding formula would result in the issuance of a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable as payment of interest hereunder shall be the nearest whole number of shares.

          (c) If the Borrower fails to deliver shares of Common Stock to the holder within five (5) business days after the applicable Interest Payment Date, the Conversion Price to be used for purposes of the calculation set forth in subparagraph (b) above shall be equal to the lesser of (i) the Conversion Price in effect on the applicable Interest Payment Date and (ii) the lowest Closing Bid Price (as defined below) of the Common Stock during the period beginning on the applicable Interest Payment Date and ending on the trading day immediately preceding the date on which the shares of Common Stock are delivered to the Holder.

     2.2  Certain Definitions.
          -------------------

          (a) "CLOSING BID PRICE" means, for any security as of any date, the closing bid price of such security on the principal United States securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Borrower and reasonably acceptable to holders of a majority of the aggregate principal amount represented by the Notes ("MAJORITY HOLDERS") if Bloomberg Financial Markets is not then reporting closing bid prices of such security) (collectively, "BLOOMBERG"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc., in each case for such date or, if such date was not a trading date for such security, on the next preceding date which was a trading date. If the Closing Bid Price cannot be calculated for such security as of either of such dates on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Borrower and reasonably acceptable to the Majority Holders, with the costs of such appraisal to be borne by the Borrower.

          (b) "CONVERSION PRICE" means, as of any date of determination, the average of the Closing Bid Prices for the Common Stock during the ten (10) consecutive trading days ending on the trading day immediately preceding such date of determination (subject to equitable adjustment for any stock splits, stock dividends, reclassifications or similar events during such ten (10) trading day period).

          (c) "BUSINESS DAY" and "TRADING DAY" mean any day on which the New York Stock Exchange is open for trading.

     2.3  Reservation of Shares.  The Borrower covenants and agrees that it will
          ---------------------
reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock in full satisfaction of its obligation to pay interest hereunder. The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. The Borrower (i) represents and warrants that it has delivered to its transfer agent the instructions referred to in Section 5(a) of the Purchase Agreement and (ii) agrees that its issuance of this Note shall constitute full authority to its officers and agents, who are charged with the duty of executing stock certificates, to execute and issue the necessary certificates for shares of Common Stock as payment of interest in accordance with the terms of this Note.

     2.4  Restrictions on Shares.  The shares of Common Stock issuable as
          ----------------------
payment of interest on this Note may not be sold or transferred unless (i) they first shall have been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and applicable state securities laws, (ii) the Borrower shall have been furnished with an opinion of legal counsel (in form, substance and scope customary for opinions in comparable transactions) to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act or (iii) they are sold under Rule 144 (or a successor rule) under the Securities Act. Except as otherwise provided in the Purchase Agreement, each certificate for shares of Common Stock issuable as payment of interest on this Note that have not been so registered and that have not been sold pursuant to an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED UNDER AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

Upon the request of a holder of a certificate representing any shares of Common Stock issuable as payment of interest on this Note, the Borrower shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if (i) with such request, the Borrower shall have received either (A) an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that any such legend may be removed from such certificate, or (B) satisfactory representations from the holder that such holder is eligible to sell such shares of Common Stock under Rule 144 (or a successor rule) under the Securities Act or (ii) a registration statement under the Securities Act covering the resale of such shares of Common Stock is in effect. Nothing in this Note shall (i) limit the Borrower's obligations under the Purchase Agreement and under that certain Registration Rights Agreement, dated as of October 30, 1997, by and among the Borrower, the Holder and the other signatories thereto (the "REGISTRATION RIGHTS AGREEMENT") or (ii) affect in any way the Holder's obligations to comply with applicable securities laws upon the resale of the shares of Common Stock referred to herein.


                                  ARTICLE III

                               EVENTS OF DEFAULT

         If of any of the following events of default (each, an "EVENT OF DEFAULT" ) shall occur:

    3.1  Failure to Pay Principal. The Borrower fails to pay the principal
         ------------------------
amount hereof when due, whether at maturity, upon acceleration or otherwise;

    3.2  Failure to Deliver Shares as Payment of Interest. The Borrower fails to
         ------------------------------------------------
issue shares of Common Stock to the Holder as payment of interest on this Note within five (5) business days of the applicable Interest Payment Date;

    3.3  Suspension or Delisting of Shares.  The Common Stock (including any of
         ---------------------------------
the shares of Common Stock issuable as payment of interest on this Note) is suspended from trading on any of, or is not listed (and authorized) for trading on at least one of, the New York Stock Exchange, the American

Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market for an aggregate of ten (10) trading days in any nine (9) month period;

    3.4  Failure to Register Shares.  The Registration Statement required to be
         --------------------------
filed by the Borrower pursuant to Section 2(a) of the Registration Rights Agreement has not been declared effective by the 180th day following the Issue Date or such Registration Statement, after being declared effective, cannot be utilized by Holder for the resale of all of its Registrable Securities (as defined in the Registration Rights Agreement) for an aggregate of more than thirty (30) days;

    3.5  Failure to Remove Legend.  The Borrower fails to remove any restrictive
         ------------------------
legend on any certificate or any shares of Common Stock issued to the Holder as payment of interest on this Note as and when required by the Note, the Purchase Agreement or the Registration Rights Agreement (a "LEGEND REMOVAL FAILURE"), and any such failure continues uncured for five (5) business days after the Borrower has been notified thereof in writing by the Holder;

    3.6  Major Events.  The Borrower shall:
         ------------

              (a) sell, convey or dispose of all or substantially all of its assets; or

              (b) merge, consolidate or engage in any other business combination with any other entity (other than pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Borrower); or

              (c) have fifty percent (50%) or more of the voting power of its capital stock owned beneficially by one person, entity or "group" (as such term is used under Section 13(d) of the Securities Exchange Act of 1934, as amended) other than Marjorie Brooks, Steven Brooks, Joseph Brooks, Douglas Brooks and members of their immediate family.

    3.7  Breach of Covenant.  The Borrower breaches any material covenant or
         ------------------
other material term or condition of this Note (other than as specifically provided in Sections 3.1 through 3.6 hereof), the Purchase Agreement or the Registration Rights Agreement and such breach continues for a period of ten (10) business days after written notice thereof to the Borrower from the Holder;

    3.8  Breach of Representations and Warranties.  Any representation or
         ----------------------------------------
warranty of the Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Purchase Agreement and the Registration Rights Agreement), shall be false or misleading in any material respect when made and the breach of which would have a material adverse effect on the Borrower or the prospects of the Borrower or a material adverse effect on the Holder or the rights of the Holder with respect to this Note or the shares of Common Stock issuable as payment of interest on this Note;

    3.9  Receiver or Trustee.  The Borrower or any subsidiary of the Borrower
         -------------------
shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed;

    3.10  Judgments.  Any money judgment, writ or similar process shall be
          ---------
entered or filed against the Borrower or any subsidiary of the Borrower or any of its property or other assets for more than $100,000, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) days unless otherwise consented to by the Majority Holders;

    3.11  Bankruptcy.  Bankruptcy, insolvency, reorganization or liquidation
          ----------
proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower; or

    3.12  Material Adverse Change.  Any material adverse change in the financial
          -----------------------
condition or business of the Borrower, or any material adverse change in the Borrower's business plans and/or operations, as determined by the Majority Holders in their sole and reasonable discretion;

then, upon the occurrence and during the continuation of any Event of Default specified in Sections 3.1, 3.2, 3.3, 3.4, 3.5, 3.6, 3.7, 3.8, 3.10 or 3.12
hereof, at the option of the Holder, and upon the occurrence of any Event of Default specified in Sections 3.9 or 3.11 hereof, all the then outstanding principal amount of this Note plus accrued and unpaid interest thereon to the date of payment, together with all other ancillary amounts payable hereunder (the "DEFAULT AMOUNT"), shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity. Unless otherwise specified by the Holder in writing, any portion of the Default Amount which constitutes accrued and unpaid interest shall be payable by the Borrower through the issuance and delivery of shares of Common Stock at a price per share equal to the lesser of
(x) the Conversion Price in effect on the date of the Event of Default and (y) the lowest Closing Bid Price of the Common Stock during the period beginning on the date of the Event of Default and ending on the trading day immediately preceding the date on which the shares of Common Stock are delivered to the Holder.


                                  ARTICLE IV

                                 MISCELLANEOUS

    4.1  Failure or Indulgency Not Waiver.  No failure or delay on the part of
         --------------------------------
the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

    4.2  Notices.  Any notice herein required or permitted to be given shall be
         -------
in writing and may
be personally served or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served (which shall include telephone line facsimile transmission) or sent by courier or three
(3) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail. The addresses for such communications shall be:

              If to the Borrower:

              Advanced Environmental Recycling
                Technologies, Inc.
              FM 2169
              Junction, Texas 76849
              Telecopy: (915) 446-3864
              Attention: Chief Executive Officer

              With a copy to:

              Akin, Gump, Strauss, Hauer & Feld, L.L.P.
              1500 NationsBank Plaza
              300 Convent Street
              San Antonio, Texas 78205
              Telecopy: (210) 224-2035
              Attention: Pat Ryan, Esq.

    If to the Holder, to the address for the Holder as shown on the records of the Borrower. Both the Holder and the Borrower may change the address for service by service of written notice to the other as herein provided.

    4.3  Amendment Provision.  This Note and any provision hereof may only be
         -------------------
amended by an instrument in writing signed by the Borrower and the Majority Holders. The term "Note" and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

    4.4  Assignability.  This Note shall be binding upon the Borrower and its
         -------------
successors and assigns and shall inure to be the benefit of the Holder and its successors and assigns; provided, however, that so long as no Event of Default has occurred, this Note shall only be transferable in whole or in increments of $50,000 to "Accredited Investors" (as defined in Rule 501(a) under the Securities Act).

    4.5  Cost of Collection.  If default is made in the payment of this Note,
         ------------------
the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys' fees.

    4.6  Governing Law; Jurisdiction.  This Note shall be governed by and
         ---------------------------
construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The Borrower irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in the City of New York in the State of New York in any suit or proceeding based on or arising under this Note and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Borrower irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Borrower further agrees that service of process upon the Borrower mailed by first class mail shall be deemed in every respect effective service of process upon the Borrower in any such suit or proceeding. Nothing herein shall affect Holder's right to serve process in any other manner permitted by law. The Borrower agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

    4.7  Lost or Stolen Debentures.  Upon receipt by the Borrower of (i)
         -------------------------
evidence of the loss, theft, destruction or mutilation of this Note and (ii) (y) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Borrower, or (z) in the case of mutilation, upon surrender and cancellation of this Note, the Borrower shall execute and deliver new Notes, in the form hereof, in such denominations of at least $50,000 as Holder may request.

    4.8  Denominations.  At the request of the Holder, upon surrender of this
         -------------
Note, the Borrower shall promptly issue new Notes in the aggregate outstanding principal amount hereof, in the form hereof, in such denominations of at least $50,000 as the Holder shall request.

    4.9  WARRANT OF ATTORNEY TO CONFESS JUDGMENT.  THE BORROWER HEREBY
         ---------------------------------------
IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ANY CLERK OF ANY COURT OF RECORD, AT ANY TIME UPON AND AFTER THE OCCURRENCE OF ANY EVENT OF DEFAULT, TO APPEAR FOR AND CONFESS JUDGMENT AGAINST THE BORROWER, FOR SUCH SUMS AS ARE DUE AND/OR MAY BECOME DUE HEREUNDER (COLLECTIVELY, THE "OBLIGATIONS"), WITH OR WITHOUT DECLARATION, WITH COSTS OF SUIT. TO THE EXTENT PERMITTED BY LAW, THE
BORROWER: (a) WAIVES AND RELEASES ALL RELIEF FROM ALL APPRAISEMENT, STAY, EXEMPTION OR APPEAL LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED; AND (b) RELEASES ALL PROCEDURAL ERRORS IN SUCH PROCEEDINGS. IF A COPY OF THIS NOTE, VERIFIED BY AFFIDAVIT BY OR ON BEHALF OF THE HOLDER SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL NOTE AS A WARRANT OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND CONFESS JUDGMENT AGAINST THE BORROWER SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF, AND THE SAME MAY BE EXERCISED, FROM TIME TO TIME, AS OFTEN AS THE HOLDER SHALL DEEM NECESSARY AND DESIRABLE, AND THIS NOTE SHALL BE A SUFFICIENT WARRANT OF ATTORNEY THEREFOR. THE HOLDER MAY CONFESS ONE OR MORE JUDGMENTS IN THE SAME OR DIFFERENT JURISDICTIONS FOR ALL OR PART OF THE OBLIGATIONS, WITHOUT REGARD TO WHETHER JUDGMENT HAS THERETOFORE BEEN ENTERED ON MORE THAN ONE OCCASION FOR THE SAME OBLIGATIONS. IN THE EVENT ANY JUDGMENT ENTERED AGAINST THE BORROWER HEREUNDER IS STRICKEN OR OPENED UPON APPLICATION BY OR ON THE BORROWER'S BEHALF FOR ANY REASON WHATSOEVER, THE HOLDER IS HEREBY AUTHORIZED AND EMPOWERED TO AGAIN APPEAR FOR AND CONFESS JUDGMENT AGAINST THE BORROWER FOR ANY PART OR ALL OF THE OBLIGATIONS; SUBJECT, HOWEVER, TO THE LIMITATION THAT SUCH SUBSEQUENT ENTRY OR ENTRIES OF JUDGMENT BY THE HOLDER FOLLOWING ANY PROCEEDING TO OPEN OR STRIKE MAY ONLY BE DONE TO CURE ANY ERRORS OR DEFECTS IN SUCH PRIOR PROCEEDINGS, AND ONLY TO THE EXTENT THAT SUCH ERRORS OR DEFECTS ARE SUBJECT TO CURE IN SUCH LATER PROCEEDINGS.

    4.10  WAIVER OF RIGHT TO JURY TRIAL.  THE BORROWER HEREBY KNOWINGLY,
          -----------------------------
VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE HOLDER.



                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

    IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer this 30th day of October, 1997.


                                ADVANCED ENVIRONMENTAL
                                RECYCLING TECHNOLOGIES, INC.


                                By:
                                   -------------------------------
                                   Name:
                                   Title: